                                                                    Exhibit 99.3


                       FIRST AMENDMENT OF LEASE AGREEMENT


         THIS FIRST AMENDMENT OF LEASE AGREEMENT (hereinafter referred to as this "Amendment"), made as of the 16th day of January, 2003, by and between TOWNSEND PROPERTY TRUST LIMITED PARTNERSHIP, a limited partnership organized and existing under the law of Maryland doing business in New Jersey as TPT Limited Partnership (hereinafter referred to as the "Landlord") and LEXICON PHARMACEUTICALS (NEW JERSEY), INC., a corporation organized and existing under the law of Delaware (hereinafter referred as the "Tenant"),

         WITNESSETH, THAT WHEREAS by a Lease Agreement dated May 23, 2002, by and between the Landlord and the Tenant, (hereinafter referred to as the "Lease"), the Landlord has leased to the Tenant all of that real property in Hopewell Township, Mercer County, New Jersey, which is described therein; and

         WHEREAS the parties hereto desire by this Amendment to amend the provisions of the Lease.

         NOW, THEREFORE, FOR AND IN CONSIDERATION of the mutual entry into this Amendment by the parties hereto, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each party hereto, the parties hereto hereby agree as follows:

         Section 1. Amendment of Lease. The provisions of the Lease are hereby amended in the following manner:

                  A. The parties agree that anything in Sections 1 (e) (i) or
         (ii) to the contrary notwithstanding, Landlord shall not be obligated to proceed with the subdivision of the Land from the balance of the east side of the Campus, it being understood and agreed by the parties that, as of the date hereof, there are no plans to provide for such subdivision. Landlord hereby authorizes Tenant to file (in Tenant's sole discretion) its own separate subdivision plan solely for the subdivision of the Land from the balance of the east side of the Campus (unless otherwise mutually agreed by Landlord and Tenant), at Tenant's sole cost and expense, as of the date hereof through any time prior to the commencement of the Third Lease Year.

                  B. The parties hereby confirm that the Commencement Date of the Term, pursuant to Section 2 (a) of the Lease, shall be May 24, 2002 and the Expiration Date shall be May 31, 2012, subject to extension or early termination in accordance with the terms of the Lease.

                  C. The Base Rental schedule set forth in Section 3 (a) of the Lease is hereby deleted in its entirety and replaced with the following, however the balance of Section 3(a) shall remain unchanged:

-------------------------------------------------------------------------------------------------------------
   Lease Month         Annual Base Rental      Rent P.S.F.      Monthly Base Rental      Sq. Ft. Rent Paid
-------------------------------------------------------------------------------------------------------------
      *1 - 2                   $0                   $0                    $0                      0
-------------------------------------------------------------------------------------------------------------
        **3               $  577,621.32           $11.32              $48,135.11               51,032
-------------------------------------------------------------------------------------------------------------
     ***4 - 7             $1,155,242.55           $22.64              $96,270.21               51,032
-------------------------------------------------------------------------------------------------------------
      8 - 36              $1,720,458.41           $22.64             $143,371.53               76,000
-------------------------------------------------------------------------------------------------------------
      37 - 72             $1,834,458.41           $24.14             $152,871.53               76,000
-------------------------------------------------------------------------------------------------------------
     73 - 108             $1,956,058.41           $25.74             $163,004.87               76,000
-------------------------------------------------------------------------------------------------------------
     109 - 120            $2,085,258.41           $27.44             $173,771.53               76,000
-------------------------------------------------------------------------------------------------------------

         * The parties agree that for purposes of the Base Rental Schedule month number 1 shall mean June, 2002. The parties further agree that for the partial month beginning on the Commencement Date through May 31, 2002 as well as for months 1 and 2 of the Term, Base Rental only shall be abated. Notwithstanding such abatement of Base Rental, Additional Rent shall be due and payable by Tenant beginning on the Commencement Date.

         ** The Monthly Base Rental for Lease Month 3 is $48,135.11 as a result of the abatement of rent until August 16, 2002 pursuant to Section 4(g) of the Lease.

         *** Tenant paid $91,432.33 to Landlord pursuant to the second paragraph of Section 3(a) of the Lease, which was applied by Landlord to the Monthly Base Rental for Lease Month 4.

                  D. The parties agree that (i) a valid Certificate of Occupancy for the Building was delivered to Tenant on August 16, 2002 in accordance with Section 4 (g) of the Lease, (ii) the Base Rental abatement for months 1 and 2 of the Term and the reduced Base Rental for month 3 of the Term, set forth in Subsection 1(c) above, is Tenant's sole remedy for Landlord's failure to deliver the Certificate of Occupancy by June 15, 2002, and (iii) Tenant is not entitled to any further abatement or reduction of Rent in connection with Landlord's delivery of the Certificate of Occupancy, beyond that set forth herein.

         Section 2. Effect of this Amendment. Except as is hereinabove set forth, the provisions of the Lease shall hereafter remain in full force and effect. Capitalized terms used but not defined herein shall have the meaning given them in the Lease.

         Section 3. Representations. The Landlord and the Tenant hereby represent and warrant to each other that, as of the date hereof, it (a) is the sole legal and beneficial owner of all of the right, title and interest reserved by it (in the case of the Landlord) or granted to it (in the case of the Tenant) by the provisions of the Lease, (b) except with respect to Landlord's lenders, has not sold, transferred or encumbered any or all of such right, title or interest, and (c) has the full and sufficient right at law and in equity to execute and deliver this Amendment as the owner of such right, title and interest, without the necessity of obtaining any other person's consent thereto or joinder therein.

         IN WITNESS WHEREOF, each party hereto has executed and ensealed this Amendment or caused it to be executed and ensealed on its behalf by its duly authorized representatives, as of the day and year first above written.

WITNESS:                                  TOWNSEND PROPOERTY TRUST LIMITED
                                          PARTNERSHIP, doing business in
                                          New Jersey as TPT Limited Partnership

                                          By: DWT A II, LLC, its general partner


    /s/ Maria S. Rubi                         By: /s/ David Townsend      (SEAL)
--------------------------------                 -------------------------------
                                               Name:  David Townsend
                                                    ----------------------------
                                               Title: Vice President
                                                     ---------------------------




                                          LEXICON PHARMACEUTICALS (NEW
                                          JERSEY), INC.


    /s/ Jeffrey L. Wade                   By: /s/ Julia P. Gregory        (SEAL)
--------------------------------             -----------------------------------
                                          Name:   Julia P. Gregory
                                               ---------------------------------
                                          Title:  Vice President and Treasurer
                                                --------------------------------

                       ASSIGNMENT AND AMENDMENT AGREEMENT

                  This ASSIGNMENT AND AMENDMENT AGREEMENT (this "Agreement") is made as of the 20th day of May, 2003, by and among Townsend Property Trust Limited Partnership, a Maryland limited partnership, doing business in New Jersey as TPT Limited Partnership ("Assignor"); Hopewell Property, LLC, a Delaware limited liability company ("Assignee"); Lexicon Pharmaceuticals (New Jersey), Inc., a Delaware corporation ("Tenant"); the Princeton Bio-Technology Center Condominium Association, Inc., a New Jersey nonprofit corporation (the "Association"); and Lexicon Genetics Incorporated, a Delaware corporation ("Guarantor").

                                    RECITALS:

                  WHEREAS, Assignor and Tenant entered into that certain Lease Agreement dated as of May 23, 2002 (the "Original Lease") pursuant to which Assignor leased to Tenant, and Tenant leased from Assignor, approximately nineteen (19) acres of land with the building containing approximately 76,000 rentable square feet of space (the "Building") and other improvements located thereon known as 350 Carter Road, Hopewell, New Jersey (the "Original Premises"), which is part of an approximately 192 acre tract of land being Block 40, Lot 14 of Hopewell Township, Mercer County, New Jersey (the "Business Campus"); and

                  WHEREAS, the Original Lease was amended by that certain First Amendment of Lease Agreement (the "Lease Amendment") between Tenant and Assignor dated January 16, 2003 (the Original Lease, as amended by the Lease Amendment, is referred to herein as the "Lease");

                  WHEREAS, Guarantor has guaranteed Tenant's obligations under the Lease pursuant to a Guaranty dated May 23, 2002 (the "Guaranty"); and

                  WHEREAS, Assignor has submitted the Business Campus to the provisions of the New Jersey Condominium Act pursuant to that certain Master Deed of even date herewith (the "Master Deed") creating the condominium to be known as Princeton Bio-Technology Center Condominium (the "Condominium"), a copy of which Master Deed is attached hereto as Exhibit C; and

                  WHEREAS, the Association is the organization by and through which the affairs of the Condominium are administered; and

                  WHEREAS, the "Units," the "Common Elements" and the "Limited Common Elements" (as each such term is defined in the Master Deed) of the Condominium are shown on the Condominium Plat prepared by Langan Engineering dated February 27, 2003, attached hereto as Exhibit A (the "Condo Plat"); and

                  WHEREAS, Unit No. 1 of the Condominium ("Unit 1") includes (i) the Building and such other structures and appurtenances within Unit 1 which are not Common Elements or Limited Common Elements; (ii) an "Undivided Interest" (as defined in the Master Deed) in the Common Elements of the Condominium, as more particularly described in the Master Deed; and

(iii) a "Limited Common Elements Interest" (as defined in the Master Deed) in the Limited Common Elements designated for use by Unit 1 in the Master Deed; and

                  WHEREAS, Assignor has conveyed Unit 1 to Assignee; and

                  WHEREAS, in connection with the conveyance of Unit 1 to Assignee, Assignor desires to assign to Assignee, and Assignee desires to assume, the rights and obligations of Assignor under (i) the Lease, (ii) the Guaranty, (iii) that certain Confidentiality Agreement (the "Confidentiality Agreement") between Assignor, Tenant and Guarantor, and (iv) that certain Irrevocable Standby Letter of Credit No. 3050053 issued by Bank of America in favor of Assignor on July 9, 2002 in an amount not to exceed $430,114.59 (the "Letter of Credit"); and

                  WHEREAS, Guarantor desires to join in this Agreement for the purpose of consenting to the assignment of the Lease, Guaranty, Confidentiality Agreement and Letter of Credit by Assignor to Assignee; and

                  WHEREAS, the Association desires to join in this Agreement for the purposes of evidencing its consent to the terms and conditions of Sections 5
(u), 5 (h) and 6 (a) of this Agreement; and

                  WHEREAS, Assignee and Tenant desire to amend the Lease to reflect the creation of the Condominium, to substitute Unit 1 for the Original Premises as the "Premises" thereunder, and in certain other respects, all as more particularly set forth in this Agreement.

                  NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to legally bind themselves and their respective successors, transferees, and assigns, Assignor, Assignee, Tenant, the Association and Guarantor hereby agree as follows:

                  1. Defined Terms. Capitalized terms used, but not defined, herein, shall have the meaning given to such terms in the Lease.

                  2. Assignment. Effective as of the date of this Agreement, Assignor hereby assigns, and Assignee hereby assumes, all of Assignor's right, title and interest in the Lease, Guaranty, Confidentiality Agreement and Letter of Credit. Tenant and Guarantor hereby consent to the foregoing assignment and assumption and agree to perform their respective obligations under the Lease, Guaranty, Confidentiality Agreement and Letter of Credit for the benefit of Assignee. Assignor hereby expressly agrees to continue to be bound by the terms of the Confidentiality Agreement, notwithstanding such assignment.

                  3. Assignor Estoppel. Assignor hereby represents and warrants to Assignee and Tenant that (a) the Lease as amended by this Agreement is in full force and effect; (b) the Lease has not been amended prior to this Agreement, and, except as otherwise contemplated herein, Assignor has not assigned the Lease; (c) there are no defaults existing on the part of the Tenant under the Lease; (d) Assignor has received no notices of default from Tenant and, to the best of Assignor's knowledge, no condition exists which, with the giving of notice, the passage of time, or both, would constitute an Event of Default under the Lease; and (e) the Commencement Date under the Lease was May 24, 2002.

                  4. Tenant Estoppel. Tenant hereby represents and warrants to Assignee that (a) the Lease as amended by this Agreement is in full force and effect; (b) the Lease has not been amended prior to this Agreement and Tenant has not assigned the Lease nor sublet any portion of the Premises; (c) there are no defaults existing on the part of the Assignor under the Lease; (d) Tenant has received no notices of default from Assignor and, to the best of Tenant's knowledge, no condition exists which, with the giving of notice, the passage of time, or both, would constitute an Event of Default under the Lease; and (e) the Commencement Date under the Lease was May 24, 2002.

                  5. Amendments to Lease. Tenant and Assignor hereby amend the Lease in the following respects:

                           (a) Hopewell Property, LLC, a Delaware limited
liability company with an address at 210 West Pennsylvania Avenue, Suite 700, Towson, Maryland 21204, is hereby substituted for Townsend Property Trust Limited Partnership as the "Landlord" under the Lease.

                           (b) The two WHEREAS paragraphs under the heading
"Witnesseth:" in the introductory section of the Lease are hereby deleted and replaced with the following:

                           "WHEREAS, Landlord is the owner of Unit 1 ("Unit 1") of the Princeton Bio-Technology Center Condominium (the "Condominium") created under Master Deed dated May ___, 2003 (the "Master Deed") by Townsend Property Trust Limited Partnership, a Maryland limited partnership doing business in New Jersey as TPT Limited Partnership (the "Declarant") which Condominium covers that certain land located in Hopewell Township, Mercer County, New Jersey as more particularly described in Exhibit A attached hereto, with the buildings and other improvements thereon and shown on the Condominium Plat prepared by Langan Engineering dated February 27, 2003, attached hereto as Exhibit B (the "Condo Plat"); and

                           WHEREAS, Landlord desires to lease to Tenant and Tenant desire to lease from Landlord, Unit 1, all as more particularly set forth below."

                           (c) Paragraph 1(a) of the Lease is hereby deleted and
replaced by the following:

                           "Landlord hereby rents and leases to Tenant, and Tenant hereby rents and leases from Landlord, Unit 1 (the "Premises"). The Premises consists of: (i) the Building containing 76,000 rentable square feet ("RSF") known as 350 Carter Road, Hopewell, New Jersey (the "Building"); (ii) the land within Unit 1 containing approximately
         21.196 acres and shown as Unit No. 1 on the Condo Plat (the "Land");
         (iii) any utility facilities or lines located on the Land and serving exclusively the Building; (iv) the driveways, walkways, parking areas, and related improvements now located on the Land; and (v) the right to use any appurtenances, rights, privileges and easements, if any, benefiting the Land or Building, except to the extent limited by the terms of this Lease. Landlord and Tenant hereby agree that the Building contains 76,000 RSF. The phrase "east side of the campus" and the word "Campus" as used in this Lease shall refer to the portion of the Condominium consisting of, in the aggregate, approximately 191.719 acres of land as described on Exhibit B, comprised of 21.196 acres in Unit 1 of the Condominium, 63.411 acres in Unit 2 of the Condominium, 31.317 acres in Unit 3 of the Condominium, 9.740 acres in Unit 4 of the Condominium, 29.234 acres in Unit 5 of the Condominium, and 36.821 acres designated on the Condo Plat as Common Element."

                           (d) The first sentence of Paragraph 1(b) of the Lease
is hereby deleted in its entirety.

                           (e) Paragraph 1(d)(i) of the Lease is hereby amended
by deleting the first sentence thereof and replacing it with the following:

                           "Landlord specifically reserves the right to sell or ground lease the Premises and any other portion of or Unit in the Condominium owned by Landlord without the consent of Tenant."

                           (f) Paragraph 1(e)(ii) of the Lease is hereby deleted
and replaced with the following:

                           "(ii) Solely in conjunction with the exercise of Tenant's purchase option pursuant to Paragraph 39 of this Lease, Tenant shall have the right, at any time prior to the commencement of the Third Lease Year, to file a subdivision plan for the subdivision of the Premises from the balance of the Condominium ("Tenant's Subdivision Plan"). For the purpose of this Paragraph, "Final Approval" shall mean that all required governmental approvals of the Tenant's Subdivision Plan have been granted and all appeal periods associated therewith have expired without appeal being filed (or, if an appeal is filed, upon the full and final determination of such appeal).

                           (g) Paragraph 3(f)(i) of the Lease is hereby amended
by replacing the word "Landlord" in the second sentence with the word "Association"

                           (h) Paragraph 3(f)(ii) of the Lease is hereby amended
by deleting the first sentence and replacing it by the following:

                           "Until such time as such utilities are provided directly to Tenant by the local utility or municipality or a private utility company, Landlord agrees to cause the Association to operate, maintain, repair, and replace the Utility Facilities in compliance with applicable Laws and to cause to be provided to the Building (in compliance with all applicable Laws):"

                           (i) Paragraph 3(h)(i) of the Lease is hereby deleted
and replaced by the following:

                           "Until such time as the Premises are separately assessed, Tenant shall pay to Landlord as Additional Rent Tenant's Tax Share for each Tax Year (defined below)."

                           (j) Paragraph 3(h)(iii)(D) of the Lease is hereby
deleted and replaced by the following:

                           "(D) "Tenant's Land Tax Proportionate Share" shall be 9.98% for the period from the Commencement Date to the date the Condo Plat is filed in the office of the Clerk of Mercer County, New Jersey; and 11.06% for the period from and after such filing date."

                           (k) Paragraph 3(h)(v) of the Lease is hereby amended
by deleting the phrase "subdivided from the balance of the east side of the Campus and the Premises becomes a separate tax parcel" in the first two lines thereof, and inserting in lieu thereof the words "separately assessed."

                           (l) Paragraph 3(i)(i) of the Lease is hereby amended
by deleting the following at the beginning thereof:

                           "At such time as the Premises are subdivided from the balance of the east side of the Campus and real estate taxes are separately assessed for the Land and Building,"

and replacing it with the following:

                           "At such time as the Premises are separately assessed for real estate taxes,".

                           (m) Paragraph 3(i)(iv) of the Lease is hereby amended
by deleting the first two lines thereof and replacing them with the following":

                           "After such time as the Premises are separately assessed for real estate taxes, Tenant".

                           (n) Paragraph 8(f) of the Lease is hereby amended by
replacing the phrase "services or utilities provided by Landlord" in two places in the first sentence with the phase "services or utilities provided by the Association" and by replacing the phrase "utilities or services provided by Landlord" in the third sentence with the phrase "services or utilities provided by the Association".

                           (o) Paragraph 12(c) of the Lease is hereby deleted
and replaced with the following:

                           "(c) Landlord's right to any award made in any condemnation proceeding, action or ruling relating to the Premises shall be subject to the right of the holder of any mortgage or deed of trust encumbering the Premises to apply such award toward the reduction of any indebtedness secured by the Premises."

                           (p) Paragraph 16(b) of the Lease is hereby amended by
deleting the word "Campus" in the fifth sentence thereof and replacing it with "Premises."

                           (q) Paragraph 30 of the Lease is hereby amended by
deleting the first sentence thereof and replacing it with the following:

                           "Landlord's liability to Tenant with respect to this Lease shall be limited solely to Landlord's interest in the Premises and any other Units in the Condominium owned by Landlord."

                           (r) Paragraph 33(a) of the Lease is hereby amended by
deleting the third sentence thereof and replacing it with the following:

                           "Notwithstanding the foregoing, in the event Tenant purchases the Premises pursuant to the Purchase Option or the Right of First Refusal, the Notice of Lease shall continue to be effective with respect to (i) the Expansion Right (to the extent it remains in effect at the time Tenant purchases the Premises), and (ii) the Parking Easement, to the extent that the Parking Lot (or the Replacement Lot, as the case may be) is not located on the Premises."

Landlord and Tenant shall execute, contemporaneously with this Agreement, an amended and restated notice of lease amending and restating the original Notice of Lease recorded in connection with the Lease, which shall be recorded in the Office of the Clerk of Mercer County.

                           (t)Paragraph 34(d) is hereby amended by deleting in
                  the first sentence thereof the phrase "after Final Approval."

                           (u)Paragraphs 39(a)(iv), 39(a)(v), and 39(a)(vi)of
                  the Lease are hereby deleted and replaced with the following:

                           "(iv) such utility easements and service agreements as may be entered into between Tenant and the Association for the provision, use, operation, maintenance, and repair of the Utility Facilities owned by the Association; (v) the Parking Easement and any parking agreements as may be entered into between Tenant and the owner of Unit 2 of the Condominium for the use, maintenance, repair, and replacement of the Parking Lot; (vi) such facts as an accurate survey will disclose; and (vii) real estate taxes assessed but not yet due and payable. Notwithstanding the foregoing, the Lease shall not be subject to the Master Deed. If the Tenant exercises the purchase option pursuant to this Paragraph 39, the Association and Tenant shall execute and record an easement agreement reasonably acceptable to the parties providing for, inter alia, to the extent the Premises are not served by public utilities, the provision of utility service to the Premises from the Utility Facilities, the operation, repair and maintenance of the Utility Facilities and the allocation of the costs associated therewith. The provisions of said easement agreement shall bind the Premises and the Association."

                           (v)Paragraph 39(c) of the Lease is hereby deleted and
                  replaced with the following:

                           "(c) If Landlord sells the Premises, Landlord agrees to obtain from such transferee for the benefit of Tenant a written acknowledgement by such transferee of both the Option to Purchase and Tenant's right to elect to file a subdivision plan as set forth in this Lease."

                           (w)The first sentence of Paragraph 42(a) of the Lease
                  is hereby deleted and replaced with the following:

                           "During Lease Years 1 through 5 of the Term,
         Landlord, in its capacity as owner of Unit 2 of the Condominium, will, if requested in writing by Tenant, negotiate in good faith the terms and conditions of the development, and leasing by Tenant, of one or more additional building(s) (the "Expansion Building(s)") to be constructed on Unit 2 of the Condominium (the "Expansion Parcel").".

                           (x)Exhibits A and B of the Lease are hereby deleted
                  and replaced by Exhibits A and B attached to this Agreement.

                  6.       Miscellaneous.

                           (a)      Tenant, by its execution of this Agreement,
shall not be deemed to have agreed or consented to be subject to the Master Deed or any other Condominium document and in the case of any inconsistencies or conflicts between the terms and conditions contained in the Lease (as amended hereby) and the terms and conditions contained in the Master Deed or any other Condominium document (including, but not limited to, the bylaws of the Association), the terms and conditions contained in the Lease (as amended hereby) shall control.

                           (b)      This Agreement shall be governed and
construed under the laws the State of New Jersey.

                           (c)      This Agreement may be executed in
counterparts and all counterparts together shall constitute a single Agreement.

                           (d)      The Lease, as amended hereby, and the
obligations of Landlord and Tenant thereunder, remain in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                                    ASSIGNOR:

                                    Townsend Property Trust Limited Partnership

                                    By: DWT A II, LLC, a Delaware limited
                                        liability company, its sole general
                                        partner

                                        By: /s/ DAVID TOWNSEND
                                           -------------------------------------
                                            Name: David Townsend
                                            Title: Vice President

                                    ASSIGNEE:

                                    Hopewell Property, LLC

                                    By: /s/ DAVID TOWNSEND
                                       -----------------------------------------
                                        Name: David Townsend
                                        Title: Vice President

                                    TENANT:

                                    Lexicon Pharmaceuticals (New Jersey), Inc.

                                     By: /s/ JULIA P. GREGORY
                                        ----------------------------------------
                                         Name: Julia P. Gregory
                                         Title: Vice President and Treasurer

                                    ATTEST:

                                    /s/ JEFFREY L. WADE
                                    --------------------------------------------
                                    Authorized Signature

                                    its: Vice President and Secretary
                                    --------------------------------------------

                                    Jeffrey L. Wade
                                    --------------------------------------------
                                    (type name and title of signatory)

                                     GUARANTOR:

                                     Lexicon Genetics Incorporated

                                     By: /s/ JULIA P. GREGORY
                                        ----------------------------------------
                                         Name: Julia P. Gregory
                                         Title: Executive Vice President and CFO

                                     ATTEST:

                                     /s/ JEFFREY L. WADE
                                     -------------------------------------------
                                     Authorized Signature

                                     its: Executive Vice President and General
                                     -------------------------------------------
                                     Counsel
                                     -------------------------------------------

                                     Jeffrey L. Wade
                                     -------------------------------------------
                                     (type name and title of signatory)

                                     THE ASSOCIATION:

                                     Princeton Bio-Technology Center Condominium
                                     Association, Inc.

                                     By: /s/ DAVID TOWNSEND
                                        ----------------------------------------
                                         Name: David Townsend
                                         Title: Executive Board

                                     ATTEST:

                                     /s/ MARIA S. RUBI
                                     -------------------------------------------
                                     Authorized Signature

                                     its: ______________________________________

                                     Maria S. Rubi
                                     -------------------------------------------
                                     (type name and title of signatory)

                                    EXHIBIT A

                     Legal Description of Land Subjected To
                                 The Condominium

                                    EXHIBIT B

                                Subdivision Plat

                                    EXHIBIT C

                                   Master Deed

                    AMENDED AND RESTATED MEMORANDUM OF LEASE

                  THIS AMENDED AND RESTATED MEMORANDUM OF LEASE (this "Memorandum of Lease") is made and entered into by and between the parties hereto, to evidence their execution of a certain lease dated as of May 23, 2002, as amended by First Amendment of Lease Agreement dated as of January 16, 2003, and as further amended by a certain Assignment and Amendment Agreement dated as of the date hereof (collectively, the "Lease").

                                   WITNESSETH:

                  1. TERMINATION OF PRIOR MEMORANDUM OF LEASE. The Memorandum of Lease (the "Prior Memorandum of Lease") between Lexicon Pharmaceuticals (New Jersey), Inc. and Townsend Property Trust Limited Partnership, doing business in New Jersey as TPT Limited Partnership (the "Prior Landlord"), dated as of May 23, 2002 and recorded with the Office of the Clerk/Register in Mercer County, is hereby amended and restated in its entirety as provided herein and the parties hereto desire to remove and replace of record the Prior Memorandum of Lease with this Memorandum of Lease.

                  2. LANDLORD. The name of the Landlord is HOPEWELL PROPERTY, LLC, a Delaware limited liability company ("Landlord"), whose address is c/o Townsend Capital, LLC, 210 West Pennsylvania Avenue, Suite 700, Towson, Maryland 21204.

                  3. TENANT. The name of the Tenant is LEXICON PHARMACEUTICALS (NEW JERSEY), INC., a Delaware corporation ("Tenant"), whose address is 350 Carter Road, Princeton, New Jersey 08540.

                  4.       PREMISES. The "Premises" consist of approximately
21.196 acres of land shown as Unit No. 1 on the Condominium Plan attached hereto as Exhibit B (the "Land"), which is a unit in that certain condominium known as the Princeton Bio-Technology Center Condominium, which consists of approximately
191.719 acres of land as described by metes and bounds in Exhibit A hereto (the "Condominium") and being Block 40, Lot 14 of Hopewell Township, Mercer County, New Jersey, along with the approximately 76,000 square foot office building located on the Land and known as the "Education Building," 350 Carter Road, Hopewell, New Jersey. The affairs of the Condominium are administered by the Princeton Bio-Technology Center Condominium Association, a New Jersey nonprofit corporation (the "Association").

                  5. LEASE TERM. The term of this Lease (the "Lease Term") commenced on May 24, 2002 (the "Commencement Date"), and expires on May 31, 2012, provided that if Tenant elects to receive the Additional T. I. Allowance (as defined in the Lease), the Lease Term shall be extended through the date that is the tenth anniversary of the date Landlord funds the Additional T. I. Allowance, subject to sooner termination as provided in the Lease or extension as provided in the Lease as described below.

                  6. EXTENSION OPTIONS. Tenant has two (2) consecutive options to extend the Lease Term for five (5) years each.

                  7.       OPTION TO PURCHASE.

                           (a)      Tenant has the option to purchase (the
"Purchase Option") the Premises during the period commencing on the Commencement Date and ending on the last day of the calendar month in which the third anniversary of the Commencement Date falls (the "Purchase Option Period"), but Tenant may not exercise the Purchase Option unless Final Approval (as defined in the Lease) has been obtained for the subdivision of the Premises from the balance of the Condominium. The Purchase Option Period will be extended for a period commencing on the first day of the calendar month immediately following the calendar month in which the third anniversary of the Commencement Date falls and ending on the date that is one hundred twenty (120) days following such date if Tenant elects to file a subdivision plan for the subdivision of the Premises from the balance of the Condominium as described in Subparagraph 1(e)(ii) of the Lease. Furthermore, prior to Landlord's mortgagee commencing foreclosure proceedings or accepting a deed in lieu of foreclosure for the Premises and/or the Expansion Parcel (as hereinafter defined), Tenant has the option to exercise the Purchase Option to purchase both the Premises and the Expansion Parcel.

                           (b)      Conclusive evidence that the Purchase Option
has teminated shall include an instrument (the "Option/Right Termination") in the form attached hereto as Exhibit D signed by Tenant and recorded in the Mercer County Recorded of Deeds Office (the "Recorder's Office") stating that the Purchase Option has been terminated. Tenant hereby unconditionally constitutes and appoints Landlord (and any transferee of Landlord's interest in the Premises) as its true and lawful attorney and agent for the sole purposes, except as otherwise set forth herein, of executing and recording the Option/Right Termination on Tenant's behalf upon the termination of the Purchase Option. Tenant acknowledges that the foregoing power granted to Landlord (and any transferee of Landlord's interest in the Premises) is coupled with an interest and shall not be revocable by Tenant in any manner or for any reason, including Tenant's dissolution, and any individual or entity may rely on this appointment.

                  8.       RIGHT OF FIRST REFUSAL.

                           (a)      Tenant has the right of first refusal
("Right of First Refusal") during the period (the "ROFR Period") commencing on the first day of the calendar month immediately following the calendar month in which the third anniversary of the Commencement Date falls and ending on the last day of the calendar month in which the tenth anniversary of the Commencement Date falls, with respect to any third party offer for the purchase of the Premises, or of property including the Premises, which Landlord intends to accept (not including a deed in lieu of foreclosure, a foreclosure sale, or sale by operation of law).

                           (b)      A sale or ground lease by Landlord of the
Premises (or of a larger portion of the Condominium including the Premises) which is consummated prior to the ROFR Period shall be expressly subject to Tenant's Right of First Refusal.

                           (c)      If Tenant fails pursuant to the terms and
conditions of the Lease to purchase the Premises or a larger parcel including the Premises that is offered to Tenant pursuant to the terms of the Lease during the ROFR Period, then the Right of First Refusal shall terminate; provided, however, that in the event the property in question is a larger parcel including the Premises, the Right of First Refusal with respect to the Premises shall survive the sale of such larger parcel and be binding on the purchaser of such larger parcel for the balance of the ROFR Period.

                           (d)      Conclusive evidence that the Right of First
Refusal has terminated shall include an Option/Right Termination in the form attached hereto as Exhibit D signed by Tenant and recorded in the Recorder's Office stating that the Right of First Refusal has been terminated. Tenant hereby unconditionally constitutes and appoints Landlord (and any transferee of Landlord's interest in the Premises) as its true and lawful attorney and agent for the sole purpose, except as otherwise set forth herein, of executing and recording the Option/Right Termination on Tenant's behalf upon the termination of the Right of First Refusal. Tenant acknowledges that the foregoing power granted to Landlord (and any transferee of Landlord's interest in the Premises) is coupled with an interest and shall not be revocable by Tenant in any manner or for any reason, including Tenant's dissolution, and any individual or entity may rely on this appointment.

                  9.       EXPANSION RIGHT.

                           (a)      Tenant has the following rights under the
Lease (collectively, the "Expansion Right"):

                                    (i)      During the period commencing on the
Commencement Date and ending on the last day of the calendar month in which the fifth anniversary of the Commencement Date falls, Landlord agrees to reserve sufficient "floor area ratio" (as such term is used in Hopewell Township's land use and development ordinances) ("FAR") on the portion of the Condominium shown on Exhibit B hereto as Unit No. 2 (the "Expansion Parcel") in order to develop one or more buildings (the "Expansion Building(s)") for Tenant, and Landlord agrees during such time period, upon written notice from Tenant, to negotiate in good faith, the development, and leasing by Tenant, of the Expansion Building(s). During the portion of such period commencing on the Commencement Date and ending on the last day of the calendar month in which the third anniversary of the Commencement Date falls, Landlord's obligation to reserve FAR and to negotiate in good faith the development, and leasing by Tenant, of the Expansion Building(s) on the Expansion Parcel shall be limited to 150,000 rentable square feet in the aggregate. During the portion of such period commencing on the third anniversary of the Commencement Date and ending on the last day of the calendar month in which the fifth anniversary of the Commencement Date falls, Landlord's obligation to reserve FAR and to negotiate in good faith the development, and leasing by Tenant, of the Expansion Building(s) on the Expansion Parcel shall be limited to 100,000 rentable square feet in the aggregate.

                                    (ii)     If Landlord and Tenant conduct a
negotiation with respect to the development of Expansion Building(s) during the period commencing on the Commencement Date and ending on the last day of the calendar month in which the fifth anniversary of the Commencement Date falls and, notwithstanding the good faith attempts of the parties to reach agreement,
(1) no agreement is reached and negotiations are terminated by either party (the date of the termination being referred to herein as the "Negotiation Termination Date"), or (2) no agreement is reached by the last day of such period; or (3) Tenant does not request in writing to Landlord to negotiate with respect to the development, and leasing by Tenant, of an Expansion Building prior to the end of the last day of such period, then, effective upon the earlier of the Negotiation Termination Date or the last day of such period, Tenant shall have no further right to require Landlord to negotiate for the development, and leasing by Tenant, of an Expansion Building; provided, however, that for the balance of the Lease Term, Landlord shall notify Tenant prior to developing the last available 100,000 RSF of FAR for the Expansion Parcel and Tenant shall have the right, within ten (10) business days of receiving said notice, to notify Landlord in writing ("Tenant's Negotiation Notice") that Tenant desires to negotiate in good faith with Landlord for the development, and lease by Tenant, of an Expansion Building not to exceed 100,000 RSF, and if Tenant so notifies Landlord, Landlord and Tenant shall promptly commence good faith negotiations regarding the terms of such development and leasing; and if, notwithstanding the good faith efforts of Landlord and Tenant, (A) no such agreement is reached and negotiations are terminated by either party, or (B) no such agreement is reached on or before the date which is forty five (45) days from the date Landlord receives Tenant's Negotiation Notice, then Tenant's Expansion Right shall expire and be null and void and Tenant shall have no further Expansion Right under the Lease.

                           (b)      A sale or ground lease by Landlord of the
Expansion Parcel (or of a larger portion of the Condominium including the Expansion Parcel) which is consummated during the Lease Term while the Expansion Right is still effective shall be expressly subject to Tenant's Expansion Right.

                           (c)      Conclusive evidence that Tenant's Expansion
Right has terminated shall include an Option/Right Termination in the form attached hereto as Exhibit D signed by Tenant and recorded in the Recorder's Office stating that Tenant's Expansion Right has been terminated. Tenant hereby unconditionally constitutes and appoints Landlord (and any transferee of Landlord's interest in the Expansion Parcel) as its true and lawful attorney and agent for the sole purpose, except as otherwise set forth herein, of executing and recording the Option/Right Termination on Tenant's behalf upon the termination of Tenant's Expansion Right. Tenant acknowledges that the foregoing power granted to Landlord (and any transferee of Landlord's interest in the Expansion Parcel) is coupled with an interest and shall not be revocable by Tenant in any manner or for any reason, including Tenant's dissolution, and any individual or entity may rely on this appointment.

                  10.      UTILITY SERVICE.

                           (a)      Landlord is obligated under the terms of the
Lease, and the Association, has agreed, to operate, maintain, repair and replace certain Utility Facilities (as defined in the Lease) in order to supply the Premises with utility services until such time as, with respect to each particular type of such utility service, such utility service is provided directly to the Premises by the local utility or municipality or a private utility company, and subject to Tenant's obligation to pay its pro rata cost of such utility service as set forth in the Lease (collectively, "Tenant's Utility Rights/Obligations").

                           (b)      Certain of the Utility Facilities are
located on the Premises and certain of the Utility Facilities are located on other portions of the Condominium off the Premises. A sale or ground lease by Landlord of the Land or any other portion of the Condominium (including a sale or ground lease by Prior Landlord of any portions not owned by Landlord) that includes any Utility Facilities serving the Premises shall be expressly subject to Tenant's Utility Rights/Obligations, and the parties to any such transaction shall execute and record the Utility Easement (as defined in the Lease). A sale of the Premises to Tenant pursuant to the exercise of Tenant's Purchase Option shall be expressly subject to Landlord, the Association and Tenant executing and recording an easement agreement reasonably acceptable to the parties and Tenant providing for, inter alia, to the extent the Premises are not served by public utilities, the provision of utility service to the Premises from the Utility Facilities, the operation, repair and maintenance of the Utility Facilities and the allocation of the costs associated therewith. The provisions of said easement agreement shall (i) be binding on the Premises and the Association, and
(ii) be consistent with Paragraph 3(f) of the Lease so that Tenant has the same rights and benefits and obligations provided under the Lease (and no additional obligations or expenses) related thereto.

                  11.      PARKING RIGHTS.

                           (a)      During the Lease Term, including any
extensions thereof, Tenant has the right to use the parking lot located on Unit 2 of the Condominium (but not on the Premises) as identified on Exhibit B attached hereto (the "Parking Lot"), until such time (if any) that the Parking Lot is replaced by the Replacement Lot (as defined in the Lease), at which time Tenant shall have the exclusive right to use the Replacement Lot and no further right to use the Parking Lot. Tenant's rights and obligations under the Lease with respect to the Parking Lot and Replacement Lot shall be referred to herein as "Tenant's Parking Rights/Obligations."

                           (b)      A sale or ground lease by Landlord of all or
any portion of the Condominium (including a sale or ground lease by Prior Landlord of any portions not owned by Landlord) that includes the Parking Lot or Replacement Lot shall expressly be subject to Tenant's Parking Rights/Obligations with respect thereto including, but not limited to, the obligations of the parties to such transaction to execute and record the Parking Easement (as defined in the Lease).

                  12. TERMINATION. This Memorandum of Lease shall terminate and cease to be effective upon the termination of the Lease. Conclusive evidence that the Lease has terminated shall include an instrument in the form attached hereto as Exhibit C (the "Termination Notice") signed by Tenant and recorded with the Recorder's Office stating that the Lease has been terminated. Upon termination of this Lease, the Purchase Option, Right of First Refusal and Tenant's Expansion Right shall each automatically terminate. Notwithstanding the foregoing, a termination of the Lease in connection with the purchase of the Premises pursuant to the Purchase Option or Right of First Refusal by Lexicon Pharmaceuticals (New Jersey), Inc., or an Affiliated Entity (as defined in the Lease) or a Permitted Assignee (as defined in the Lease) of

Lexicon Pharmaceuticals (New Jersey), Inc. shall not extinguish the Expansion Right (to the extent still effective under the terms of the Lease at the time of such purchase of the Premises) and the Expansion Right (to the extent still effective under the terms of the Lease at the time of such purchase of the Premises) shall continue to bind the Expansion Parcel and such purchaser pursuant to the terms of the Lease following such purchase and termination of the Lease for so long as the Premises is owned by Lexicon Pharmaceuticals (New Jersey), Inc., or an Affiliated Entity (as defined in the Lease) or a Permitted Assignee (as defined in the Lease) of Lexicon Pharmaceuticals (New Jersey), Inc. Tenant hereby unconditionally constitutes and appoints Landlord (and any transferee of Landlord's interest in the Lease) as its true and lawful attorney and agent for the sole purpose, except as otherwise set forth herein, of executing and recording the Termination Notice on Tenant's behalf upon the termination of the Lease. Tenant acknowledges that the foregoing power granted to Landlord (and any transferee of Landlord's interest in the Lease) is coupled with an interest and shall not be revocable by Tenant in any manner or for any reason, including Tenant's dissolution, and any individual or entity may rely on this appointment.

                  13. INCORPORATION OF LEASE. Reference is made to the Lease for the remaining terms and provisions thereof, all of which are incorporated herein by reference.

                  14. COUNTERPARTS. This Memorandum of Lease may be signed in one or more counterparts, all of which when taken together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties have executed this Amended and Restated Memorandum of Lease as of the 20th day of May, 2003.

                                        LANDLORD:

                                        HOPEWELL PROPERTY, LLC

                                        By: /s/ DAVID TOWNSEND
                                            ----------------------------------
                                            Name: David Townsend
                                            Title: Vice President


                                        TENANT:

                                        LEXICON PHARMACEUTICALS
                                        (NEW JERSEY), INC.

                                        By: /s/ JULIA P. GREGORY
                                            ----------------------------------
                                            Name: Julia P. Gregory
                                            Title: Vice President and Treasurer


                                        PRIOR LANDLORD:

                                        TOWNSEND PROPERTY TRUST
                                        LIMITED PARTNERSHIP, DOING
                                        BUSINESS IN NEW JERSEY AS TPT LIMITED
                                        PARTNERSHIP

                                        By: DWT A II, LLC, ITS GENERAL PARTNER

                                        By: /s/ DAVID TOWNSEND
                                            ----------------------------------
                                            Name: David Townsend
                                            Title: Vice President


                                        PRINCETON BIO-TECHNOLOGY
                                        CENTER CONDOMINIUM
                                        ASSOCIATION

                                        By: /s/ DAVID TOWNSEND
                                            ----------------------------------
                                            Name: David Townsend
                                            Title: Vice President

STATE OF MARYLAND

COUNTY OF ______________

                  I, the undersigned, a notary public in and for the county and state aforesaid, hereby certify that ___________________, the _______________ of DWT A II, LLC, general partner of Townsend Property Trust Limited Partnership, personally appeared before me, and that such member, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of said company as general partner of said partnership as such member.

                  Given under my hand and official seal on _____________, 2003.

                                          ______________________________________
                                          Notary Public

My commission expires: __________

STATE OF MARYLAND

COUNTY OF ______________

                  I, the undersigned, a notary public in and for the county and state aforesaid, hereby certify that ___________________, the _______________ of Hopewell Property, LLC, personally appeared before me, and that such __________, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of said limited liability company as such
____________.

                  Given under my hand and official seal on _____________, 2003.

                                          ______________________________________
                                          Notary Public

My commission expires: __________

STATE OF MARYLAND

COUNTY OF ______________

                  I, the undersigned, a notary public in and for the county and state aforesaid, hereby certify that ___________________, the _______________ of the Princeton Bio-Technology Center Condominium, personally appeared before me, and that such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of said corporation as such officer.

                  Given under my hand and official seal on _____________, 2003.

                                          ______________________________________
                                          Notary Public

My commission expires: __________

STATE OF NEW JERSEY

COUNTY OF ______________

                  I, the undersigned, a notary public in and for the county and state aforesaid, hereby certify that ________________, the ___________ of Lexicon Pharmaceuticals (New Jersey), Inc., personally appeared before me and that such officer, being authorized to do so, executed the foregoing instrument for purposes therein contained by signing the name of the corporation as such officer.

                  Given under my hand and official seal on _____________, 2003.

                                          ______________________________________
                                          Notary Public

My commission expires: __________

Mail to:          Mark S. DePillis, Esquire
                  Ballard Spahr Andrews & Ingersoll, LLP
                  1735 Market Street, 51st Floor
                  Philadelphia, Pennsylvania 19103

                                   EXHIBIT A

             Legal Description of Real Estate Comprising Condominium

                                   EXHIBIT B

         Condominium Plan Showing Land, Expansion Parcel and Condominium

                                   EXHIBIT C

                        FORM OF LEASE TERMINATION NOTICE

                  THIS TERMINATION OF LEASE ("Termination") is made as of this ______ day of ______________, 20___, by and between ______________ ("Landlord")
and _________________ ("Tenant").

                  WHEREAS, [Hopewell Property, LLC (as successor to Townsend Property Limited Partnership)] [Landlord], as landlord, and [Lexicon Pharmaceuticals (New Jersey), Inc.] [Tenant], as tenant, entered into that certain Lease Agreement dated May __, 2002, as amended by First Amendment of Lease Agreement dated as of January 16, 2003, and as further amended by a certain Assignment and Amendment Agreement dated as of _________, 2003 (collectively, the "Lease") with respect to the Land described in Exhibit A hereto and the Building and other improvements thereon located at 350 Carter Road, Hopewell, New Jersey [explain any lease assignments or amendments here], which Lease is evidenced by an Amended and Restated Memorandum of Lease dated ____________, 2003 and recorded in the Office of the Clerk of Mercer County, New Jersey (the "Recorder's Office") in Book ___, Page ___ (the "Memorandum").

                  [See Article 33 regarding survival of certain rights]

                  WHEREAS, the Lease (including, but not limited to, the Purchase Option, Right of First Refusal and Expansion Right, as each such term is defined in the Lease) has terminated.

                  WHEREAS, this Termination is entered into for the purpose of setting forth upon the public record that the Lease (including, but not limited to, the Purchase Option, Right of First Refusal and Expansion Right, as each such term is defined in the Lease) is terminated and null and void and the Memorandum is of no further force and effect.

                  NOW THEREFORE, for good and valuable consideration, each to the other in hand paid, the parties hereto, intending to be legally bound hereby, agree as follows:

                  1. The Lease (including, but not limited to, the Purchase Option, Right of First Refusal and Expansion Right, as each such term is defined in the Lease) is hereby terminated and released and the Memorandum is of no further force or effect.

                  2. The parties hereto acknowledge that this Termination is intended to be recorded in the Recorder's Office.

                  IN WITNESS WHEREOF, the parties hereto have executed this Termination as of the day and year first above written.

                                          LANDLORD:

                                          [NAME OF LANDLORD]

                                          By: __________________________________
                                          Name:
                                          Title:

                                          TENANT:
                                              [NAME OF TENANT]

                                          By: __________________________________
                                          Name:
                                          Title:

STATE OF _______________

COUNTY OF ______________

                  I, the undersigned, a notary public in and for the county and state aforesaid, hereby certify that ___________________, the _______________ of _____________________, personally appeared before me, and that such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of said company as such officer.

                  Given under my hand and official seal on _____________, 20___.

                                          ______________________________________
                                          Notary Public
                                          My commission expires: __________

STATE OF _______________

COUNTY OF ______________

                  I, the undersigned, a notary public in and for the county and state aforesaid, hereby certify that ________________, the ___________ of ______________________, personally appeared before me and that such officer, being authorized to do so, executed the foregoing instrument for purposes therein contained by signing the name of the corporation as such officer.

                  Given under my hand and official seal on _____________, 20___.

                                          ______________________________________
                                          Notary Public
                                          My commission expires: __________

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

                                   EXHIBIT D

                        FORM OF OPTION/RIGHT TERMINATION

                  THIS OPTION TERMINATION ("Termination") is made as of this ______ day of ______________, 20___, by and between ______________ ("Landlord")
and _________________ ("Tenant").

                  WHEREAS, [Hopewell Property, LLC (as successor to Townsend Property Limited Partnership)] [Landlord], as landlord, and [Lexicon Pharmaceuticals (New Jersey), Inc.] [Tenant], as tenant, entered into that certain Lease Agreement dated May __, 2002, as amended by First Amendment of Lease Agreement dated as of January 16, 2003, and as further amended by a certain Assignment and Amendment Agreement dated as of _________, 2003 (collectively, the "Lease") with respect to the Land described in Exhibit A hereto and the Building and other improvements thereon located at 350 Carter Road, Hopewell, New Jersey [explain any lease assignments or amendments here], which Lease is evidenced by an Amended and Restated Memorandum of Lease dated ____________, 2003 and recorded in the Office of the Clerk of Mercer County, New Jersey (the "Recorder's Office") in Book ___, Page ___ (the "Memorandum").

                  WHEREAS, the Lease includes a [Purchase Option] [Right of First Refusal] [Expansion Right] (as such term is defined in the Lease) in favor of Tenant (the "Right"), which right is referenced in the Memorandum.

                  WHEREAS, the Right has terminated.

                  WHEREAS, this Termination is entered into for the purpose of setting forth upon the public record that the Right is terminated and null and void.

                  NOW THEREFORE, for good and valuable consideration, each to the other in hand paid, the parties hereto, intending to be legally bound hereby, agree as follows:

                  1. The Right is hereby terminated and released and of no further force or effect.

                  2. The parties hereto acknowledge that this Termination is intended to be recorded in the Recorder's Office.

                  IN WITNESS WHEREOF, the parties hereto have executed this Termination as of the day and year first above written.

                                          LANDLORD:

                                          [NAME OF LANDLORD]

                                          By:    _______________________________
                                          Name:
                                          Title:

                                          TENANT:
                                              [NAME OF TENANT]

                                          By:    _______________________________
                                          Name:
                                          Title:

STATE OF _______________

COUNTY OF ______________

                  I, the undersigned, a notary public in and for the county and state aforesaid, hereby certify that ___________________, the _______________ of _____________________, personally appeared before me, and that such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of said company as such officer.

                  Given under my hand and official seal on _____________, 20___.

                                          ______________________________________
                                          Notary Public
                                          My commission expires: __________

STATE OF _______________

COUNTY OF ______________

                  I, the undersigned, a notary public in and for the county and state aforesaid, hereby certify that ________________, the ___________ of ______________________, personally appeared before me and that such officer, being authorized to do so, executed the foregoing instrument for purposes therein contained by signing the name of the corporation as such officer.

                  Given under my hand and official seal on _____________, 20___.

                                          ______________________________________
                                          Notary Public
                                          My commission expires: __________

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

                       [HOPEWELL PROPERTY LLC LETTERHEAD]


                                  July 2, 2003

BY FACSIMILE (609) 448-8299
and FEDERAL EXPRESS

Mr. Mike Messinger
Lexicon Pharmaceuticals
350 Carter Road
Princeton, NJ 08540

                                            Re: 350 Carter Road, Hopewell, NJ

Dear Mike:

     This letter shall confirm that the $2,000,000 Additional T.I. Allowance was wired to Lexicon Pharmaceuticals (New Jersey), Inc. ("Lexicon"), on the morning of June 30, 2003. Pursuant to Section 5(h) of the Lease by and between Lexicon and Hopewell Property, LLC dated May 23, 2002 (as amended, the "Lease"), effective as of June 30, 2003 (a) the Expiration Date for the initial Term of the Lease is extended to June 30, 2013 and (b) the Annual Base Rental and Monthly Base Rental amounts for the balance of the initial Term of the lease are as follows:

----------------------------------------------------------------------------------------------------
                                    Annual Base                         Monthly Base        Sq. Ft.
Lease Year                             Rent           Rent P.S.F.           Rent           Rent Paid
----------------------------------------------------------------------------------------------------
June 30, 2003-May 31, 2005
(balance of Lease Year 2 after
rent change - Lease Year 3)        $2,064,738.41        $27.17          $172,061.53         76,000
----------------------------------------------------------------------------------------------------
June 1, 2005-May 31, 2008
(Lease Years 4-6)                  $2,178,738.41        $28.67          $181,561.53         76,000
----------------------------------------------------------------------------------------------------
June 1, 2008-May 31, 2011
(Lease Years 7-9)                  $2,300,338.41        $30.27          $191,694.87         76,000
----------------------------------------------------------------------------------------------------
June 1, 2011-June 30, 2013
(Lease Year 10-Expiration Date)    $2,429,538.41        $31.97          $202,461.53         76,000
----------------------------------------------------------------------------------------------------

     Please begin paying in the new Monthly Base Rent amounts beginning with your rent payment for the month of July, 2003. In addition, please remit payment in the amount of $956.33, which is the prorated Monthly Base Rent increase amount for June 30, 2003, the effective date of such increases.

Mr. Mike Messinger
July 2, 2003
Page Two


     For your convenience, with respect to the Option Purchase Price I have noted below the corresponding actual dates for the Lease Years set forth in Exhibit F to the Lease:

-----------------------------------------------------------------------------
Time Period                      Price
-----------------------------------------------------------------------------
Lease Year 2:                    $13,430,000 plus unamortized amounts of the
June 1, 2003 - May 31, 2004      Tenant Improvement Allowance and the
                                 Additional T.I. Allowance actually received
                                 by Tenant
-----------------------------------------------------------------------------
Lease Year 3:                    $13,750,000 plus unamortized amounts of the
June 1, 2004 - May 31, 2005      Tenant Improvement Allowance and the
                                 Additional T.I. Allowance actually received
                                 by Tenant
-----------------------------------------------------------------------------

     Should you have any questions please do not hesitate to call me or our asset manager, Dianna Wilhelm. All capitalized terms used but not defined in this letter shall have the meaning given them in the Lease.

                                           Very truly yours,

                                           /s/ Maria Sequeira Rubi

                                           Maria Sequeira Rubi

MSR/lms

CC:  David Townsend
     Dianna Wilhelm
     Steven M. Cohen, Esquire
            Morgan, Lewis & Bockius, LLP
            1701 Market Street
            Philadelphia, PA 19103
     General Counsel
            Lexicon Genetics Incorporated
            8800 Technology Forest Place
            The Woodlands, TX 77393-2167